Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the registrant [x]
Filed by a party other than the registrant [ ]


Check the appropriate box:
[ ]    Preliminary proxy statement
[x]    Definitive proxy statement
[ ]    Definitive additional materials
[ ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              ALBION BANC CORP.
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             (Name of Registrant as Specified in Its Charter)

                              ALBION BANC CORP.
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                (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[x]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
       0-11.

(1)    Title of each class of securities to which transaction applies:
                                     N/A
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(2)    Aggregate number of securities to which transactions applies:
                                     N/A
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                                     N/A
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(4)    Proposed maximum aggregate value of transaction:
                                     N/A
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[ ]    Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)    Amount previously paid:
                                    N/A
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(2)    Form, schedule or registration statement no.:
                                    N/A
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(3)    Filing party:
                                    N/A
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(4)    Date filed:
                                    N/A
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                              March 25, 1997

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Albion Banc Corp. to be held at the Tillman's Village Inn located at Routes 98 and 104, Albion, New York, on Wednesday, April 16, 1997, at 10:00. a.m., Eastern Time.

     The attached Notice of the Annual Meeting and Proxy Statement describes the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Corporation. Directors and Officers of the Corporation, as well as a representative of Price Waterhouse LLP, the Corporation's independent auditors, will be present to respond to any appropriate questions stockholders may have.

     To ensure proper representation of your shares at the Annual Meeting, please sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope as soon as possible even if you currently plan to attend the meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

                                  Sincerely,


                                  /s/Jeffrey s. Rheinwald
                                  -------------------------------------
                                  Jeffrey S. Rheinwald
                                  President and Chief Executive Officer

                          ALBION BANC CORP.
                        48 NORTH MAIN STREET
                       ALBION, NEW YORK  14411
                           (716) 589-5501

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               NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON APRIL 16, 1997
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     NOTICE IS HEREBY GIVEN, that the Annual Meeting of Stockholders ("Meeting") of Albion Banc Corp. ("Corporation") will be held at the Tillman's Village Inn located at Routes 98 and 104, Albion, New York, on Wednesday, April 16, 1997, at 10:00. a.m., Eastern Time. The Corporation is the holding company for Albion Federal Savings and Loan Association ("Association").

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

         1.  The election of two directors of the Corporation; and

         2. Such other matters as may properly come before the Meeting or any adjournments thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposal at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Corporation's Bylaws, the Board of Directors has fixed the close of business on March 1, 1997 as the record date for the determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

     You are requested to complete and sign the enclosed form of Proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend the Meeting and vote in person.

                               BY ORDER OF THE BOARD OF DIRECTORS

                               /s/MARIE A. RICE
                               ----------------
                               MARIE A. RICE
                               SECRETARY

Albion, New York
March 25, 1997

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IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
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                             PROXY STATEMENT
                                   OF
                            ALBION BANC CORP.
                          48 NORTH MAIN STREET
                        ALBION, NEW YORK  14411
                            (716) 589-5501

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                     ANNUAL MEETING OF STOCKHOLDERS
                            APRIL 16, 1997
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     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Albion Banc Corp. ("Corporation") to be used at the Annual Meeting of Stockholders of the Corporation ("Meeting").
The Meeting will be held at the Tillman's Village Inn located at Routes 98 and 104, Albion, New York, on Wednesday, April 16, 1997, at 10:00. a.m., Eastern Time. The accompanying Notice of Meeting and this Proxy Statement are being first mailed to stockholders on or about March 25, 1997.

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                         REVOCATION OF PROXIES
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     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Corporation at 48 North Main Street, Albion, New York 14411, or the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Corporation will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for directors set forth below.

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          VOTING SECURITIES AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT
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     Stockholders of record as of the close of business on March 1, 1997, are entitled to one vote for each share of common stock of the Corporation ("Common Stock") then held. Stockholders are not permitted to cumulate their votes for the election of directors. As of March 1, 1997, the Corporation had 263,086 shares of Common Stock issued and 250,051 shares of Common Stock outstanding.

     The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. The two directors to be elected at the Meeting will be elected by a plurality of the votes cast by the stockholders present in person or by proxy and entitled to vote. With regard to the election of directors, votes may be cast for or withheld from each nominee. Votes that are withheld will have no effect on the outcome of the election because directors will be elected by a plurality of votes cast. Abstentions may be specified on all proposals submitted to a stockholder vote other than the election of directors. Abstentions will be counted as present for purposes of determining the existence of a quorum regarding the proposal on which the abstention is noted. Broker non-votes will be counted for purposes of determining the existence of a quorum, but will not be counted for determining the number of votes cast with respect to a proposal and, accordingly, will have no effect on the outcome of such proposal.

     If a stockholder is a participant in the Albion Federal Savings and Loan Association Employee Stock Ownership Plan (the "ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant in the ESOP may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Common Stock held by the ESOP will be voted by the trustees as directed by the ESOP administrative committee.

     Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based upon such reports the following table sets forth, as of March 1, 1997, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock and as to the shares of Common Stock beneficially owned by all officers and directors of the Corporation as a group. Management knows of no persons other than those set forth below who owned more than 5% of the outstanding shares of Common Stock at March 1, 1997.


                                          Amount of Nature     Percent of
                                          of Beneficial        Common Stock
Beneficial Owner                          Ownership (1)        Outstanding
----------------                         ----------------     -------------

Beneficial Owners of More Than 5%

Albion Federal Savings and Loan Association   18,249             7.3%
 Employee Stock Ownership Plan Trust

James H. Keeler                               14,324(2)          5.7
13517 West Lee Road
Albion, New York  14411

Harold P. Kludt                               13,023(3)          5.2
1155 Center Road
Kendall, New York  14476

Directors

James H. Keeler                               14,324             5.7
Chriss M. Andrews                              6,688             2.7
Robert R. Brown II                             5,006             2.0
Dolores L. Giarrizzo                           1,330             0.5
Harold P. Kludt                               13,023             5.2
Richard A. Pilon                               5,306             2.1

Named Executive Officer (4)

Jeffrey S. Rheinwald, President and Chief      9,079             3.6
  Executive Officer

All Officers and Directors as a               61,319            24.5
 Group (11 persons)

                       (footnotes on following page)

____________________
(1) Pursuant to Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of the Corporation's Common Stock if he or she has voting and/or investment power with respect to such security or has a right to acquire, through the exercise of outstanding options or otherwise, beneficial ownership at any time within 60 days from March 1, 1996. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the named persons possess voting and/or investment power.
(2) This information is based on records maintained by the Corporation and information from a Schedule 13D filed with the Securities and Exchange Commission ("SEC") in March 1994.
(3) This information is based on records maintained by the Corporation and information from a Schedule 13D filed with the SEC in March 1994.
(4) Under SEC regulation, the term "named executive officer" is defined to include the chief executive officer, regardless of compensation level, and the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus for the last completed fiscal year exceeded $100,000. Jeffrey S. Rheinwald was the Corporation's only "named executive officer" for the fiscal year ended December 31, 1996.

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                         SUPERVISORY AGREEMENT
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     On July 19, 1995, the Association entered into a Supervisory Agreement with the Office of Thrift Supervision (the "OTS"), its primary federal regulator in connection with the Association's OTS examination. The agreement requires the Association to develop policies and procedures primarily relating to its internal operations. The Association has taken steps to develop and implement the policies and procedures required by the Supervisory Agreement and now believes that it is in substantial compliance with the terms of the Supervisory Agreement. The Supervisory Agreement will remain in effect until it is terminated by the OTS.

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                   PROPOSAL I - ELECTION OF DIRECTORS
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     The Corporation's Board of Directors consists of six members. The Corporation's Bylaws provide that directors are elected for terms of three years, one-third of whom are elected annually. Two directors will be elected at the Meeting to serve for a three year period, or until their respective successors have been elected and qualified. The Nominating Committee has nominated for election as directors Dolores L. Giarrizzo and Chriss M. Andrews. The nominees are current members of the Boards of Directors of the Corporation and the Association. Each director of the Corporation is also a director of the Association.

     If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may amend the Bylaws and reduce the size of the Board. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

     The following table sets forth as to each nominee and director continuing in office, his name, age, the year he or she first became a director, and the number of shares of Common Stock beneficially owned at March 1, 1997. Unless otherwise indicated, the principal occupation listed for each person below has been his or her occupation for the past five years.

                                   Year First
                              Principal Occupations        Elected     Term to
Name                 Age(1)   During Last Five Years       Director(2) Expire
----                 ------   ----------------------       ----------- -------

                                 BOARD NOMINEES

Dolores L. Giarrizzo   60    Currently employed by the          1978   2000(3)
                             Orleans County Probation
                             Department.  Retired October
                             1994 from Agway, Inc., a retail
                             farm supply business.

Chriss M. Andrews      43    Owner and President of Barclay &   1993   2000(3)
                             Fowler Oil Corp., a wholesale and
                             retail petroleum distributor.

                             DIRECTORS CONTINUING IN OFFICE

Richard A. Pilon       57    Vice Chairman of the Board of      1981   1998
                             the Corporation and the Associa-
                             tion. President, Treasurer and
                             a majority stockholder of Dale's
                             Plaza, Inc. and Secretary and
                             Treasurer of Dale & Son Super
                             Market, Inc. (DBA Jubilee Food).

Robert R. Brown II     41    Self-employed and Vice President   1989   1998
                             of Orchard Dale Fruit Farms, Inc.,
                             a fruit farm, that operates Brown's
                             Berry Patch, a retail farm market.

James H. Keeler        63    Chairman of the Board and Director 1983   1999
                             of the Corporation and the
                             Association.  President, Chief
                             Executive Officer and majority
                             shareholder of Keeler Construction
                             Co., Inc., a highway and heavy
                             construction company.

Harold P. Kludt        62    Partner and part owner of Kludt    1990   1999
                             Bros., Inc., a farming business.

----------------
(1)  At December 31, 1996.
(2)  Includes prior service on the Board of Directors of the Association.
(3)  Assuming re-election at the Meeting.

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           MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
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     The Boards of Directors of the Corporation and Association conduct their business through meetings and committees of the Boards. During the fiscal year ended December 31, 1996, the Board of Directors of the Corporation held 14 meetings and the Board of Directors of Albion Federal held 41 meetings. No director of the

Corporation or Albion Federal attended fewer than 75% of the total meetings of the Boards and committee meetings on which such Board member served during this period.

     The Board of Directors of the Association has standing Audit, Executive, Personnel, and Nominating committees, among others.

     The Audit Committee consists of the entire Board of Directors. This Committee reviews the Association's independent audit report and meets with the Association's auditors and recommends to the Board the engagement or retention of the Association's auditors, adoption of accounting methods and procedures and other related matters. This Committee meets as needed and met four times during fiscal 1996.

     The Executive Committee consists of Directors Keeler, Pilon and Brown and President Rheinwald. All actions by the Executive Committee are binding by the full Board of Directors. This Committee meets on an as needed basis and met three times during fiscal 1996.

     The Personnel Committee consists of Directors Keeler, Kludt and Giarrizzo. The Committee reviews all employee salaries, their fringe benefits and President Rheinwald's compensation package. The Committee makes recommendations to the Board of Directors on compensation policies, bonuses, benefits and President Rheinwald's compensation. The Committee meets annually or as needed and met once in 1996.

     Article II, Section 14 of the Corporation's Bylaws provides that the Board of Directors of the Corporation shall act as a nominating committee for selecting the management nominees for election as directors. Such section of the Bylaws also provides as follows: "No nominations for directors except those made by the nominating committee shall be voted upon at the annual meeting unless other nominations by stockholders are made in writing and delivered to the Secretary of the Corporation in accordance with the provisions of the Corporation's Certificate of Incorporation." Article II,
Section 15 further provides that any new business to be taken up at the annual meeting shall be stated in writing and filed with the Secretary of the Corporation in accordance with the provisions of the Corporation's Certificate of Incorporation. Article X of the Certificate of Incorporation provides that notice of a stockholder's intent to make a nomination or present new business at the meeting ("stockholder notice") must be given not less than 30 days nor more than 60 days prior to any such meeting; provided, however, that if less than 31 days' notice of the meeting is given to stockholders by the Corporation, a stockholder's notice shall be delivered or mailed, as prescribed, to the Secretary of the Corporation not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. If properly made, such nominations shall be considered by stockholders at such meeting. The Board of Directors of the Corporation met once in its capacity as the nominating committee during the fiscal year ended December 31, 1996.

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                    DIRECTORS' COMPENSATION
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     Members of the Board of Directors of the Association receive a fee of $300 per Board meeting; $100 for committee meetings; $50 per Loan Committee meeting; and $300 for all-day conferences; plus one-half increments for conferences which exceed eight hours. Additionally, the Chairman of the Board receives $2,000 per year in addition to his director and committee fees. No separate compensation is paid for service as a member of the Corporation's Board of Directors. Total fees paid to directors during the fiscal year ended December 31, 1996 were $29,100.

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                      EXECUTIVE COMPENSATION
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Summary Compensation Table

     The following information is furnished for the Chief Executive Officer of the Corporation. No other executive officer of the Corporation or the Association received salary and bonus in excess of $100,000 during the year ended December 31, 1996.

                                     Annual Compensation(1)
                             -----------------------------------
                                                     Other
                                                     Annual          All
Name and                                            Compensa-    Other Compen-
Position              Year   Salary($)  Bonus($)(2) sation($)(3) sation($)(4)
--------              ----   ---------  ----------- ------------ -------------
Jeffrey S. Rheinwald  1996   $ 70,000    $ 1,899        --          $10,764
 President and Chief  1995     70,261         --        --           10,573
 Executive Officer    1994     70,000     13,456        --           12,651

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(1) All compensation, including fringe benefits, is paid by the Association.
(2)  Bonus for 1993 paid in 1994.
(3) Does not include perquisites which did not exceed the lesser of $50,000 or 10% of salary and bonus.
(4) Includes employer contributions to 401(k) plan ($4,900) and ESOP ($3,982). Does not include the amount payable to Mr. Rheinwald pursuant to an employment agreement in event of a "change in control" of the Corporation. For a discussion of Mr. Rheinwald's employment agreement, including the amount payable in the event of a "change of control" of the Corporation, see "-- Employment Agreement."

Option Exercise/Value Table

     The following information with respect to options exercised during the fiscal year ended December 31, 1996 and remaining unexercised at the end of the fiscal year, is presented for Mr. Rheinwald.

                                       Number of
                                      Securities   Value of Unexercised
                                      Underlying       In-the-Money
                                     Unexercised        Options at
                Shares                 Options      Fiscal Year End ($)
             Acquired on  Value    ---------------  -------------------
               Exercise  Realized  Exer-   Unexer-    Exer-     Unxer-
Name             (#)       ($)     cisable cisable  cisable   cisable
------       ---------- --------- -------- -------- --------  ---------
Jeffrey
 S. Rheinwald     --        --       4,745    --    $32,029     --

     Compensation Committee Interlocks and Insider Participation. There are no interlocks or insider participation with respect to the Compensation Committee of the Board of Directors of the Corporation.

     Employment Agreement. On July 1, 1996, the Association entered into a three-year employment agreement with Jeffrey S. Rheinwald, the Association's President and Chief Executive Officer. The agreement provides for an annual review of Mr. Rheinwald's base salary, which may be increased at the discretion of the Board of Directors or an authorized committee of the Board. The term of the Agreement may, at the Board's discretion, be extended annually for an additional year. The agreement is terminable by the Association or the Corporation for just cause at any time or in certain events specified by Office of Thrift Supervision ("OTS") regulations. If the Association terminates the agreement for other than just cause, Mr. Rheinwald shall receive a continuation of his salary under the agreement for an additional year. The agreement also provides for severance payments if Mr. Rheinwald's employment is terminated following a change in control of the Association or the Corporation. Such payments, which will be made promptly after any change in control, will be equal to one times the "base amount" of annual compensation, as defined in
Section 280G(b)(3) of the Internal Revenues Code of 1986, as amended, paid to Mr. Rheinwald during the five years immediately preceding the change in control. Under the agreement, a "change in control" is deemed to occur if, among other things, at anytime during the term of the agreement, any person or persons acting in concert has or have, respectively, beneficial ownership of 25% or more of the Corporation's or the Association's Common Stock or a merger, acquisition or other business combination involving the Corporation or the Association has occurred which results in an acquisition of the Corporation or the Association.

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                      TRANSACTIONS WITH MANAGEMENT
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     As required by federal regulations, all loans or extensions of credit to executive officers and directors are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made by the Association to a director or executive officer in an amount that, when aggregated with the amount of all other loans by the Association to such person and his or her related interests, are in excess of the greater of $25,000, or 5% of the Association's capital and surplus (up to a maximum of $500,000), are subject to approval in advance by a majority of the disinterested members of the Board of Directors. At December 31, 1996, loans outstanding to directors, executive officers and their associates totalled $371,650.

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            COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
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     Section 16(a) of the Exchange Act requires certain officers of the Corporation and its directors, and persons who beneficially own more than 10% of any registered class of the Corporation's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Corporation.

     Based solely on a review of the reports received during fiscal 1996, the Corporation believes that all filing requirements applicable to its reporting officers, directors and greater than ten percent beneficial owners were properly and timely complied with.

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                                AUDITORS
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     The Board of Directors has renewed the Corporation's arrangements with Price Waterhouse LLP, independent public accountants, to be its auditors for the 1997 fiscal year. A representative of Price Waterhouse LLP is expected to be present at the Meeting to respond to appropriate questions of stockholders, and will have the opportunity to make a statement if he desires.

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                              OTHER MATTERS
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     The Board of Directors of the Corporation is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

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                         FINANCIAL STATEMENTS
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     The cost of solicitation of proxies will be borne by the Corporation. In addition to solicitations by mail, directors, officers and regular employees of the Corporation may solicit proxies personally or by telegraph or telephone without additional compensation.

     The Corporation's Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on March 1, 1997. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Corporation. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

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                         STOCKHOLDER PROPOSALS
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     In order to be eligible for inclusion in the Corporation's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's main office at 48 North Main Street, Albion, New York, no later than November 27, 1997. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                BY ORDER OF THE BOARD OF DIRECTORS


                                /s/MARIE A. RICE
                                ----------------
                                MARIE A. RICE
                                SECRETARY

Albion, New York
March 25, 1997
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                                FORM 10-KSB
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A COPY OF THE FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO MARIE A. RICE, SECRETARY, ALBION BANC CORP., 48 NORTH MAIN STREET, ALBION, NEW YORK 14411.
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                        REVOCABLE PROXY
                        ALBION BANC CORP.

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                ANNUAL MEETING OF STOCKHOLDERS
                       APRIL 16, 1997
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     The undersigned hereby appoints James H. Keeler and Richard A. Pilon as the official Proxy Committee of the Board of Directors with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of Albion Banc Corp. which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the Tillman's Village Inn located at Routes 98 and 104, Albion, New York, on Wednesday, April 16, 1997, at 10:00. a.m., Eastern Time, and at any and all adjournments thereof, as follows:

                                                                  VOTE
                                                      FOR       WITHHELD
                                                    -------     --------
         1.  The election as directors of
             all nominees listed below
             (except as marked to the
             contrary below).                        [  ]         [  ]


             Dolores L. Giarrizzo
             Chriss M. Andrews




             INSTRUCTION:  To withhold your vote
             for any individual nominee, write
             that nominee's name on the line below.



     The Board of Directors recommends a vote "FOR" the above proposal.


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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
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          THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of notice of the Meeting, a proxy statement dated March 25, 1997 and the 1996 Annual Report to Stockholders.

Dated:  ________________, 1997




--------------------------------     --------------------------------------
PRINT NAME OF STOCKHOLDER            PRINT NAME OF STOCKHOLDER




--------------------------------     --------------------------------------
SIGNATURE OF STOCKHOLDER             SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

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PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
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